UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 15, 2025
(Date of Report/Date of earliest event reported)

SENSIENT TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	001-07626	39-0561070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5304
(Address and zip code of principal executive offices)

(414) 271-6755
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.10 per share	SXT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 15, 2025, Michael C. Geraghty, President, Color Group of Sensient Technologies Corporation (the “Company”), notified the Company that he intends to retire from his position effective March 31, 2026. Following his retirement, Mr. Geraghty will be appointed as a member of the Company’s Scientific Advisory Committee and serve as an advisor to the Chief Executive Officer.

Steven B. Morris, the Company’s current President, Flavors & Extracts Group, will succeed Mr. Geraghty upon Mr. Geraghty’s retirement. Mr. Morris joined the Company in June 2007, and has previously served as Sales Director (2007-2012) and General Manager (2012-2017) of Food Colors US, during which time his oversight progressively expanded from the United States to North America and ultimately all of the Americas. Mr. Morris next served as the General Manager, Sweet & Beverage Flavors North America in the Flavors & Extracts Group (2017- 2023). Mr. Morris became President, Flavors & Extracts Group in January 2024. Prior to joining the Company, Mr. Morris held various commercial leadership roles at DuPont (Solae) and operations management roles at Unilever.

Gregory T. Till will succeed Mr. Morris as the Company’s President, Flavors & Extracts Group, effective January 1, 2026 (pending work authorization). Mr. Till is currently the General Manager, Food Colors Europe. He joined the Company in 2019 as the General Manager, Sensient South Africa, and served there until his promotion to his current position in May 2023. Prior to joining the Company, Mr. Till was Managing Director of Kerry Sub-Saharan Africa and Senior Vice President of Rheinmetall Denel.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSIENT TECHNOLOGIES CORPORATION

By:	/s/ John J. Manning

Name:	John J. Manning

Title:	Senior Vice President, General Counsel, and Secretary

Date:	September 19, 2025